                                                                   EXHIBIT 10.24

                       ENSTAR INCOME PROGRAM 1984-1, L.P.
                            10866 Wilshire Boulevard
                                    Suite 500
                          Los Angeles, California 90024
          Amendment No. 13 to Revolving Credit and Term Loan Agreement
                                 March 27, 1996

The First National Bank of Boston
100 Federal Street
Boston, Massachusetts 02110

Attention:  Media and Communications Department

Ladies and Gentlemen:

         The undersigned Enstar Income Program 1984-1, L.P., a Georgia limited partnership (the "Company"), hereby agrees with you as follows:

1. REFERENCE TO REVOLVING CREDIT AND TERM LOAN AGREEMENT; DEFINITIONS. REFERENCE IS MADE TO THE REVOLVING CREDIT AND TERM LOAN AGREEMENT MADE AS OF APRIL 10, 1985, AS IN EFFECT ON THE DATE HEREOF PRIOR TO GIVING EFFECT TO THIS AMENDMENT (THE "LOAN AGREEMENT") BETWEEN THE COMPANY AND YOU, AS ASSIGNEE OF RHODE ISLAND HOSPITAL TRUST NATIONAL BANK. TERMS DEFINED IN THE LOAN AGREEMENT AS AMENDED HEREBY (THE "AMENDED LOAN AGREEMENT") AND NOT OTHERWISE DEFINED HEREIN ARE USED HEREIN WITH THE MEANINGS SO DEFINED.

2. AMENDMENT OF LOAN AGREEMENT. EFFECTIVE AS OF THE DATE WHEN THE CONDITIONS SET FORTH IN SECTION 4 HEREOF ARE SATISFIED (THE "EFFECTIVE DATE"), THE LOAN AGREEMENT IS HEREBY AMENDED AS OF THE EFFECTIVE DATE AS FOLLOWS:

         2.1. AMENDMENT OF SECTION 2.06. SECTION 2.06 OF THE LOAN AGREEMENT IS HEREBY AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

                  "2.06.  Term Loan Provisions of the Note.

                  The Term Loan to be made by the Bank pursuant to Section 2.05 hereof shall be evidenced by the Note and, commencing on the Refunding Date, the Note shall bear daily



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
         interest on the unpaid Term Loan Principal outstanding from time to time, from the Refunding Date until payment in full thereof, at a fluctuating rate per annum equal to the sum of the Applicable Margin plus the Base Rate, with each change in such rate being effective on the effective date of each such change in the Base Rate or the Applicable Margin. Interest shall be paid quarterly on the last day of each March, June, September and December, commencing June 30, 1990 and upon payment in full of the Note. Interest shall be calculated on the basis of a three hundred sixty (360) day year counting the actual number of days elapsed. The Note, to the extent unpaid as of March 27, 1996, shall thereafter be payable, together with all accrued interest, as follows: in eight consecutive quarterly installments of Term Loan Principal payable on the last day of each March, June, September and December of each of 1996 and 1997 equal to the lesser of (a) the amount specified for such day in the table below or (b) the Term Loan Principal then outstanding:

                                                                            Amount of Term Loan
                                                                           Principal to be Repaid

                  Payment Date        on the Payment Date
                  ------------        -------------------

         On or after March 31, 1996
           through December 31, 1996                                            $225,000

         After December 31, 1996

                                                                         through September 30, 1997
                                                                                $250,000

         On December 31, 1997                                                   $292,814




         2.2. AMENDMENT OF SECTION 2.06A(A). SECTION 2.06A(A) OF THE LOAN AGREEMENT IS HEREBY AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

                  "(a) [Intentionally omitted.]"

         2.3. AMENDMENT OF SECTION 5.11. SECTION 5.11 OF THE LOAN AGREEMENT IS HEREBY AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

                  "5.11. Maintain at all times a Cash Flow Ratio of not greater than 2.00."

         2.4. AMENDMENT OF SECTION 6.09. SECTION 6.09 OF THE LOAN AGREEMENT IS HEREBY AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

                  "6.09. Make capital expenditures (including leases of real or personal property required to be capitalized under generally accepted accounting principles) in excess of $1,000,000 during any fiscal year."

3. REPRESENTATIONS AND WARRANTIES. THE COMPANY HEREBY REPRESENTS AND WARRANTS
THAT:

         3.1. AUTHORITY. THE COMPANY IS DULY ORGANIZED, VALIDLY EXISTING AND IN GOOD STANDING UNDER THE LAWS OF THE STATE OF GEORGIA AND HAS ALL NECESSARY POWER AND HAS TAKEN ALL NECESSARY ACTION TO ENTER INTO AND PERFORM THIS AMENDMENT AND THE AMENDED LOAN AGREEMENT AND TO MAKE ALL OBLIGATIONS OWED BY IT UNDER THE AMENDED LOAN AGREEMENT AND THE NOTE, THE LEGAL, VALID, BINDING AND ENFORCEABLE OBLIGATIONS THEY PURPORT TO BE.

         3.2. NO LEGAL OBSTACLE TO AGREEMENTS. NEITHER THE EXECUTION, DELIVERY AND PERFORMANCE OF THIS AMENDMENT OR THE NOTE, NOR THE FULFILLMENT OF THE TERMS HEREOF OR THEREOF OR OF ANY OTHER AGREEMENT OR INSTRUMENT REFERRED TO HEREIN OR THEREIN, HAS CONSTITUTED OR RESULTED IN OR WILL CONSTITUTE OR RESULT IN, A BREACH OF THE PROVISIONS OF ANY INSTRUMENT, CONTRACT OR AGREEMENT TO WHICH THE COMPANY IS A PARTY OR BY WHICH IT IS BOUND OR OF THE PARTNERSHIP AGREEMENT OF THE COMPANY, THE CERTIFICATE OF LIMITED PARTNERSHIP OF THE COMPANY OR ANY DOCUMENTS OR INSTRUMENTS RELATING TO THE MANAGEMENT OR INTERNAL REGULATION OF THE COMPANY OR INTERPRETIVE OF THE PARTNERSHIP AGREEMENT OF THE COMPANY OR THE CERTIFICATE OF LIMITED PARTNERSHIP OF THE COMPANY, EACH AS FROM TIME TO TIME AMENDED OR MODIFIED, OR THE VIOLATION OF ANY LAW, JUDGMENT, DECREE OR GOVERNMENTAL ORDER, RULE OR REGULATION APPLICABLE TO THE COMPANY, OR RESULT IN THE CREATION UNDER ANY INSTRUMENT OR AGREEMENT OF ANY ENCUMBRANCE, LIEN, CHARGE, PLEDGE, MORTGAGE OR OTHER SECURITY INTEREST OF ANY KIND (OTHER THAN THE SECURITY INTERESTS SECURING THE OBLIGATIONS OF THE COMPANY UNDER THE AMENDED LOAN AGREEMENT AND THE NOTE) UPON ANY OF THE ASSETS OF THE COMPANY. NO APPROVAL, AUTHORIZATION OR OTHER ACTION BY, OR DECLARATION OR FILING WITH ANY GOVERNMENTAL OR ADMINISTRATIVE AUTHORITY OR ANY OTHER PERSON IS REQUIRED TO BE OBTAINED OR MADE BY THE COMPANY IN CONNECTION WITH THE EXECUTION, DELIVERY AND PERFORMANCE OF THIS AMENDMENT, THE NOTE OR THE AMENDED LOAN AGREEMENT.

         3.3. NO DEFAULT. THE COMPANY HEREBY REPRESENTS AND WARRANTS THAT, PRIOR TO AND AFTER GIVING EFFECT TO THIS AMENDMENT, NO EVENT OF DEFAULT EXISTS AND NO EVENT WHICH BUT FOR THE PASSAGE OF TIME OR GIVING OF NOTICE, OR BOTH, WOULD CONSTITUTE AN EVENT OF DEFAULT EXISTS.

         3.4. INCORPORATION OF REPRESENTATIONS AND WARRANTIES. THE REPRESENTATIONS AND WARRANTIES SET FORTH IN ARTICLE III OF THE AMENDED LOAN AGREEMENT ARE TRUE AND CORRECT ON AND AS OF THE DATE HEREOF WITH THE SAME FORCE AND EFFECT AS THOUGH MADE ON AND AS OF THE DATE HEREOF.

4. CONDITIONS. THE EFFECTIVENESS OF THE AMENDMENTS TO THE LOAN AGREEMENT PROVIDED FOR IN SECTION 2 HEREOF IS SUBJECT TO THE PRIOR SATISFACTION OF THE FOLLOWING FURTHER CONDITIONS:

         4.1. NOTE. THE COMPANY SHALL HAVE DULY AUTHORIZED, EXECUTED AND DELIVERED TO YOU, AN AMENDED AND RESTATED REVOLVING CREDIT AND TERM NOTE IN SUBSTANTIALLY THE FORM OF EXHIBIT 4.1 HERETO IN REPLACEMENT OF THE NOTE.

         4.2. FACILITY FEE. ON THE EFFECTIVE DATE, THE COMPANY SHALL HAVE PAID YOU A FACILITY FEE IN THE AMOUNT OF $25,000.


         4.3. CONSENT AND CONFIRMATION. ENSTAR COMMUNICATIONS CORPORATION SHALL HAVE DULY AUTHORIZED, EXECUTED AND DELIVERED TO YOU A CONSENT AND CONFIRMATION IN SUBSTANTIALLY THE FORM OF EXHIBIT 4.3 HERETO.

5. MANAGEMENT FEES. NOTWITHSTANDING THE PROVISIONS OF SECTION 5 OF AMENDMENT NO. 10 TO THE LOAN AGREEMENT DATED AS OF MARCH 29, 1993 BETWEEN THE COMPANY AND YOU, THE COMPANY MAY ON AND AFTER THE EFFECTIVE DATE PAY MANAGEMENT FEES TO THE MANAGER TO THE EXTENT PERMITTED BY, AND IN ACCORDANCE WITH, SECTION 6.08 OF THE LOAN AGREEMENT.

6. MISCELLANEOUS. EXCEPT TO THE EXTENT SPECIFICALLY AMENDED HEREBY, THE PROVISIONS OF THE LOAN AGREEMENT SHALL REMAIN UNMODIFIED AND THE AMENDED LOAN AGREEMENT IS CONFIRMED AS BEING IN FULL FORCE AND EFFECT. THE INVALIDITY AND UNENFORCEABILITY OF ANY TERM OR PROVISION HEREOF OR THE AMENDED LOAN AGREEMENT SHALL NOT EFFECT THE VALIDITY OR UNENFORCEABILITY OF ANY OTHER TERM OR PROVISION HEREOF OR THEREOF. THE HEADINGS OF THIS AMENDMENT ARE FOR CONVENIENCE OF REFERENCE ONLY AND SHALL NOT ALTER OR OTHERWISE AFFECT THE MEANING HEREOF. THIS AMENDMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS, WHICH TOGETHER SHALL CONSTITUTE ONE INSTRUMENT, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (OTHER THAN THE CONFLICT OF LAWS RULES) OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL BIND AND INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

         If the foregoing corresponds with your understanding of our agreement, kindly sign this letter and the accompanying copies thereof in the appropriate space below and return the same to the Company, whereupon this letter shall become a binding agreement between you and the Company.

                             Very truly yours,

                             ENSTAR INCOME PROGRAM 1984-1, L.P.

                             By ENSTAR COMMUNICATIONS CORPORATION,
                                Corporate General Partner


                             By:

                                Title:  Chief Financial Officer

The foregoing is hereby accepted:

THE FIRST NATIONAL BANK OF BOSTON

By:
   Title:

                         REVOLVING CREDIT AND TERM NOTE
                          SECURED BY SECURITY AGREEMENT
                              AND OTHER COLLATERAL


$1,942,814                                           January 26, 1990
                                                     (as amended as of September
                                                     30, 1990, as of March 29,
                                                     1993 as of March 29, 1994,
                                                     as of March 29, 1995 and
                                                     March 28, 1996)



         FOR VALUE RECEIVED, the undersigned ENSTAR INCOME PROGRAM 1984-1, L.P., a Georgia limited partnership with a principal office in Los Angeles, California (the "Maker"), does hereby promise to pay to the order of THE FIRST NATIONAL BANK OF BOSTON, a national banking association, with its principal place of business at 100 Federal Street, Boston, Massachusetts 02110 (the "Bank") on December 31, 1997, the principal sum of ONE MILLION NINE HUNDRED FORTY-TWO THOUSAND EIGHT HUNDRED FOURTEEN DOLLARS ($1,942,814) (the "Term Loan Principal") and promises to pay daily interest thereon from the date hereof, computed as provided in the Loan Agreement (as defined below) on the Term Loan Principal from time to time unpaid on the dates and at the rates specified in the Loan Agreement (as defined below). The Term Loan Principal is prepayable in the amounts and under the circumstances set forth in the Loan Agreement (as defined below).

         All Term Loan Principal and interest hereunder are payable in lawful money of the United States of America at the office of the Bank at the address shown above in immediately available funds.

         The maker of this Note for itself and its legal representatives, successors and assigns, hereby expressly waives presentment, demand, protest, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption under the homestead exemption laws, if any, or any other exemption or insolvency laws, and consents that the Bank may release or surrender, exchange or substitute any personal property or other collateral security now held or which may hereafter be held as security for the payment of this Note, and may extend the time for payment or otherwise modify the terms of payment of any part or the whole of the debt evidenced hereby.

         This Note is the Revolving Credit and Term Note referred to in and is entitled to the benefits of the Revolving Credit and Term Loan Agreement made as of April 10, 1985, as from time to time in effect, between the Maker and the Bank, as assignee of Rhode Island Hospital Trust National Bank, including the exhibits thereto (the "Loan Agreement"), and is also entitled to the benefits of all other instruments evidencing and/or securing the indebtedness hereunder. The occurrence or existence of an "Event of Default" as defined in the Loan Agreement or in any other instruments securing and/or evidencing this indebtedness shall constitute a default under this Note and shall entitle the Bank to accelerate the entire indebtedness hereunder and take such other action as may be provided for in the said agreements.

         This Note may be voluntarily prepaid in accordance with the terms and provisions set forth in the Loan Agreement, and reference is made thereto for rights as to the prepayment hereof.

         All agreements between the Maker and the Bank are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness or otherwise, shall the amount paid or agreed to be paid to the Bank for the use, forbearance or detention of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. If, for any circumstances whatsoever, fulfillment of any provision hereof or of the Loan Agreement, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any circumstance the Bank should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof, provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. This provision shall control every other provision of all agreements between the Maker and the Bank.

         This Note and all transactions hereunder and/or evidenced herein shall be governed by, construed, and enforced in accordance with the laws of The Commonwealth of Massachusetts.

         If this Note shall not be paid when due and shall be placed by the holder hereof in the hands of any attorney for collection, through legal proceedings or otherwise, the Maker will pay a reasonable attorney's fee to the holder hereof together with reasonable costs and expenses of collection.

         IN WITNESS WHEREOF, the Maker has caused this Note to be executed by its duly authorized partner as of the date first above written.

Attest:                                     ENSTAR INCOME PROGRAM 1984-1, L.P.

                                                    By ENSTAR COMMUNICATIONS
                                                         CORPORATION, Corporate
                                                         General Partner

__________________________ By________________________________
Assistant Secretary                           Title:

                            CONSENT AND CONFIRMATION

                                                            March 28, 1996

The First National Bank of Boston
100 Federal Street
Boston, Massachusetts 02110

Attention:  Communications Division

Ladies and Gentlemen:

         The undersigned Enstar Communications Corporation, a Georgia corporation ("Enstar Communications"), hereby agrees with you as follows:

1. References. Reference is hereby made to (i) the Revolving Credit and Term Loan Agreement made as of April 10, 1985 between Enstar Income Program 1984-1, L.P., a Georgia limited partnership (the "Company"), and you, as assignee of Rhode Island Hospital Trust National Bank ("RIHT"), after giving effect to Amendment No. 13 to the Revolving Credit and Loan Agreement dated March 27, 1996 ("Amendment No. 13") between the Company and you and otherwise as from time to time in effect (the "Amended Loan Agreement"), (ii) the Guaranty made as of April 10, 1985, as from time to time in effect (the "Guaranty"), between Enstar Communications and you, as assignee of RIHT, (iii) the Collateral Assignment and Pledge of General Partnership Interests dated as of April 10, 1985, as from time to time in effect (the "Assignment and Pledge") among Enstar Communications, Robert T. Graff, Jr. and you, as assignee of RIHT, and (iv) the Security Agreement made as of April 10, 1985, as from time to time in effect (the "Security Agreement") between Enstar Communications and you, as assignee of RIHT. Terms defined in the Amended Loan Agreement and not otherwise defined herein are used herein as so defined.

2. Confirmation. Enstar Communications hereby (i) consents to Amendment No. 13 and the transactions contemplated thereby, (ii) confirms that (a) the Guaranty is in full force and effect with respect to all obligations and indebtedness of the Company owing to you or arising out of the Amended Loan Agreement, the Note, any Security Document or any agreement, document, instrument or certificate delivered by the Company or Enstar Communications to you in connection therewith, each as from time to time amended or modified (collectively, the "Loan Documents"), together with all obligations of the Company issued in exchange therefor or in satisfaction thereof, including without limitation, (1) the obligation to pay the indebtedness evidenced by the Note and (2) the obligations to pay interest, commitment fees and other fees, charges, indemnities and expenses from time to time owed by the Company to you under any Loan Document; and (b) each of the Assignment and Pledge and the Security Agreement is in full force and effect and secures (1) all obligations and indebtedness of the Company to you owing to you or arising out of any Loan Document and (2) all of the obligations of Enstar Communications under the Guaranty and (c) the general partnership interest in the Company acquired by Enstar Communications from Robert T. Graff, Jr., is pledged to you by Enstar Communications pursuant to the Assignment and Pledge and secures (1) all obligations and indebtedness of the Company to you owing to you or arising out of any Loan Document and (2) all of the obligations of Enstar Communications under the Guaranty.

3. Miscellaneous. The Agreement may be executed in any number of counterparts, which together shall constitute one instrument, shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

                                            Very truly yours,

                                            ENSTAR COMMUNICATIONS



                                            By:
                                               -------------------------------
                                               Title:  Chief Financial Officer

Agreed to and accepted by:

THE FIRST NATIONAL BANK OF BOSTON

By:
   Title: